Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Common Stock of Calpine Corporation beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 25th day of August, 2017.

ECP ControlCo, LLC

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	Managing Member

Energy Capital Partners III, LLC
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	Managing Member

Energy Capital Partners GP III, LP
By:	Energy Capital Partners III, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	Managing Member

Energy Capital Partners III, LP
By:	Energy Capital Partners GP III, LP, its general partner
By:	Energy Capital Partners III, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	Managing Member

Energy Capital Partners III-A, LP
By:	Energy Capital Partners GP III, LP, its general partner
By:	Energy Capital Partners III, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	Managing Member

Energy Capital Partners III-B (Volt IP), LP
By:	Energy Capital Partners GP III, LP, its general partner
By:	Energy Capital Partners III, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	Managing Member

Energy Capital Partners III-C, LP
By:	Energy Capital Partners GP III, LP, its general partner
By:	Energy Capital Partners III, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	Managing Member

Volt Energy Holdings GP, LLC

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	General Counsel and Secretary

Volt Energy Holdings, LP
By:	Volt Energy Holdings GP, LLC, its general partner

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	General Counsel and Secretary

Volt Parent, LP
By:	Volt Parent GP, LLC, its general partner
By:	Energy Capital Partners III, LLC, its managing member
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	Managing Member

Volt Parent GP, LLC
By:	Energy Capital Partners III, LLC, its managing member
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Andrew D. Singer
Name:	Andrew D. Singer
Title:	Managing Member